UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2014

DATE OF REPORTING PERIOD: November 1, 2013 through October 31, 2014

Item 1. Report to Shareholders

CALAMOS®

Global Dynamic Income Fund (CHW)

ANNUAL REPORT OCTOBER 31, 2014

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Two are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Global Dynamic Income Fund (CHW) falls into this latter category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2014. In this report, you will find commentary from the management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the Fund’s performance and positioning. I invite you to review not only the commentary for this Fund, but also to discuss with your financial advisor if there are other Calamos Funds that could be suitable for your asset allocation.

Calamos Global Dynamic Income Fund (CHW) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains.

Distribution Increase

During the period, CHW provided not only a steady monthly distribution but also increased the distribution in April by 13% to $0.0700 from $0.0620. The increase is a result of positioning the Fund to optimize returns in both the current and anticipated economic environments. We believe the Fund’s current annualized distribution rate, which was 9.32%* on a market price basis as of October 31, 2014, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environments. We

*	Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/15/14 distribution was $0.0700 per share. Based on our current estimates, we anticipate that approximately $0.0700 is paid from ordinary income and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	1

Letter to Shareholders

also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 39.)

Market Environment

During the reporting period, global equities advanced, although there was a wide variation in the performance of individual markets. The MSCI World Index, a measure of developed market equities, earned 9.25%, while the MSCI Emerging Markets Index posted a return of 0.98%. Emerging markets were hindered by concerns of higher U.S. interest rates and weaker economic data in some countries. U.S. stocks drove gains in the developed global markets, with the S&P 500 Index returning 17.27%. The U.S. convertible market captured a large measure of the U.S. stock market’s gains, with the BofA Merrill Lynch All U.S. Convertibles Index earning 13.48%.

Fixed income markets also gained, but at a more measured pace. The Barclays U.S. Aggregate Bond Index returned 4.14% for the 12-month period, with stronger performance toward the end of the period as apprehensive investors sought haven in fixed income securities. The Credit Suisse High Yield Index performed more strongly, gaining 5.54%, as investors sought yield in a low interest-rate environment.

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, and more specifically, the low borrowing costs we were able to secure. Overall, the use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the cost of borrowing.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with the Fund’s use of leverage. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed income market, history has taught us that rates can rise quickly—in some cases, in a matter of months. We believe the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur. However, we will continue to assess the costs versus benefits of employing swaps as part of our leverage strategy.

**	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing.

2	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Letter to Shareholders

Long-Term Focus

An important take-away from the past year is the benefit of maintaining a long-term focus in regard to asset allocation. Although the U.S. and global stock markets advanced overall, the period was characterized by surges in volatility and changes in market leadership. Investors who tried to time these ups and downs could well have been whipsawed—missing the upside but capturing the downside. For example, during the period, there were several sell-offs in growth sectors, as investors allowed anxiety about economic growth to overshadow fundamentals. Yet during the 12-month period, U.S. growth stocks outperformed their value counterparts, with the Russell 3000 Growth Index gaining 16.39% versus the Russell 3000 Value Index, up 15.76%.

Also, we saw lackluster performance during the reporting period in some areas of the market that we believe offer compelling long-term potential. Emerging market equities, for example, posted only small gains over the year, despite the strong demographic trends that we believe will support multi-decade investment opportunity—most notably, the rise of a global middle class.

In our view, stocks are attractively valued and have more room to advance, particularly the stocks of growth companies. By a number of our favored measures, the prices of many stocks are compelling relative to bonds and inflation. Although we expect the pace of economic growth will vary considerably from country to country, we believe stocks can benefit from moderate global economic expansion supported by highly accommodative global monetary policy. We are particularly constructive on the U.S. economy, which looks to be in the middle innings of recovery with steady GDP growth and declining unemployment. While the intentions of the Federal Reserve roiled the markets at points over the reporting period, we believe the Federal Reserve will continue to take a flexible approach, adapting its policy decisions to conditions not just in the U.S. but also in the global economy. Also, we believe that merger-and-acquisition activity and share buybacks can provide continued support to the equity market.

We believe that investors should work with their advisors to prepare for an eventual rise in interest rates. U.S. and global interest rates have stayed low for longer than many have anticipated due to a variety of factors, including accommodative policy and investors’ desire for allocations with a higher degree of perceived safety.

Convertible securities are well suited to this environment. Although we expect markets to advance and the global economy to expand, we believe volatility will likely persist due to a range of factors. Actively managed allocations that include convertibles may prove especially beneficial, because convertibles combine attributes of stocks and bonds. As a result, convertible securities have the potential to provide participation in stock market upside with potential protection if stocks experience periods of downside volatility. Convertibles

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	3

Letter to Shareholders

also have tended to be more resilient to rising interest rates than traditional fixed income securities—a key consideration for investors who seek to position their asset allocations ahead of a possible rising interest rate environment. We are also encouraged by issuance trends, as economic growth has historically provided a catalyst for convertible issuance.

In closing, we are honored to serve you. We recognize the trust you have in placed in us to help you achieve your financial goals. If you have any questions or would like additional information, please visit us at www.calamos.com or contact us at 800.582.6959.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The BofA Merrill Lynch All U.S. Convertibles Index represents the U.S. convertible securities market. The Barclays Capital U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. The Credit Suisse High Yield Index is an unmanaged index of approximately 1,600 issues with an average maturity range of seven to ten years with a minimum capitalization of $75 million. The index is considered generally representative of the U.S. market for high yield bonds. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. The MSCI Emerging Markets Index represents equities of emerging and developing countries. The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and Asia/Pacific region. Source: Lipper

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

4	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Global Total Return Fund (Ticker: CGO) Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN
Calamos Convertible and High Income Fund (Ticker: CHY) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ) Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 39.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/14
Common Shares – Inception 6/27/07
	1 Year	Since Inception**
On Market Price	10.93%	2.60%
On NAV	7.02%	4.52%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Information Technology	19.1%
Financials	15.2
Consumer Discretionary	14.9
Energy	11.0
Industrials	10.9
Health Care	10.9
Consumer Staples	5.8
Telecommunication Services	5.0
Materials	4.5
Utilities	1.5

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL DYNAMIC INCOME FUND (CHW)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and portfolio allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income offering that seeks to provide an attractive monthly distribution, with a secondary objective of capital appreciation. We believe it offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we are drawing upon our team’s experience in an array of asset classes. We utilize a highly flexible approach, and can invest in equities, convertible securities and high-yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed-income funds. The allocation to each asset class and strategy is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining asset classes and strategies, we believe that we are well positioned to generate income and capital gains. The broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles. We believe our exposure to the equity markets was beneficial to the overall performance of the Fund.

We invest in both U.S. and non-U.S. companies, with at least 40% of assets invested in non-U.S. companies. We emphasize companies with reliable debt servicing, respectable balance sheets, and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund gained 7.02% on a net asset value (NAV) basis for the 12-month period ended October 31, 2014. On a market price basis, the Fund returned 10.93%. As a comparison to the broader global fixed income and equity markets, the MSCI EAFE1 Index lost 0.17% and the MSCI World Index returned 9.25% during the period. The S&P 500 Index returned 17.27% during the period.

At the end of the reporting period, the Fund’s shares traded at an 8.62% discount to net asset value, down from an 11.84% discount at the beginning of the period.

1	The MSCI EAFE Index measures developed market equity performance excluding the U.S. and Canada.

6	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how well a manager capitalized on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market price.

Please discuss the Fund’s distributions during the annual period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund provided an improved distribution stream of income over the period. In April, we increased our monthly distributions from $0.062 per share to $0.07 per share, a 13% increase from the previous month. The Fund’s annual distribution rate was 9.32% of market price as of October 31, 2014.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2014, the dividend yield of S&P 500 Index stocks averaged 2.0%. Yields also remained low within the U.S. government bond market, with the 10-year U.S. Treasury and the 30-year U.S. Treasury yielding 2.35% and 3.07%, respectively.

What factors influenced performance over the reporting period?

The Fund has the ability to invest in a range of strategies, including convertible securities, high yield, U.S. equities, international equities, as well as convertible arbitrage. This enables us to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we were able to increase our exposure to the equity markets by expanding our convertible holdings, which allowed us to participate in the

ASSET ALLOCATION AS OF 10/31/14

Fund asset allocations are based on total investments and may vary over time.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	7

Investment Team Discussion

general upward trajectory of equities. We believe our increased distributions likely made the stock more attractive to investors, thereby helping performance on price.

In the U.S. equity sleeve, our selection within information technology, particularly selection in and overweight to the technology hardware, storage and peripherals industry was positive relative to the S&P 500 Index. In addition, our selection in and underweight to materials and the diversified chemicals industry was beneficial. Our selection in and overweight to consumer discretionary, particularly Internet retail, impeded performance, as did our selection in and overweight to industrials. Our absolute return in these areas was positive, albeit lower than the S&P 500 Index.

In the global equity sleeve, our selection in and underweight to materials, the diversified metals and mining industry, as well as our selection in and underweight to consumer discretionary and automobile manufacturers, all proved helpful relative to the MSCI World Index. Our selection within health care and the biotechnology industry impeded performance. In addition, our selection within information technology, the technology hardware and storage and peripherals industry also held back returns.

In the international sleeve, our selections in and overweight to information technology, Internet software and services, and our selection in health care and pharmaceuticals, were relatively positive versus the MSCI EAFE Index. Our selections in and overweight to materials (gold), and selections within industrials and the construction and engineering industry, impeded relative performance.

Our convertible arbitrage strategy benefited from rising equity prices as more value was gained on long convertible positions than was lost on short equity positions over the period. Two detractors for convertible arbitrage during the reporting period included the near zero federal funds rate (there was no overnight interest received on short equity positions) and declining convertible valuations relative to what we consider fair value. According to Calamos proprietary research, the average convertible traded at a 2.6% discount at the end of the reporting period, versus a 0.2% discount at the beginning.

How is the Fund positioned?

We continued to find opportunities across asset classes. We maintained a preference for larger-cap growth-oriented companies with global presence and geographically diversified revenue streams. We believe that such companies may be particularly well positioned to capitalize on the global growth trends we have observed. In keeping with the prominence we place on risk management, we continue to emphasize those companies that we believe have respectable balance sheets, good prospects for sustainable growth and reliable debt servicing.

We believe large multinational companies with globally diversified revenues and access to capital are poised to capitalize on both secular and cyclical trends. In our estimation, valuations of global equities are attractive, as investors continue to discount the growth of future cash flows. Equity and equity-sensitive securities delivered solid gains during the last year and continue to offer attractive risk-reward characteristics from a long-term perspective. We continue to pursue our strategic objective of participating in a significant portion of equity market upside while aiming to reduce volatility versus global equities over a complete market cycle.

8	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Investment Team Discussion

The portfolio’s largest allocations, in absolute terms, are to the information technology, financials and consumer discretionary sectors. As discussed, we believe that many information technology companies offer compelling fundamentals as well as participation in secular growth trends. We believe that financial companies have the potential to do well in a rising-interest-rate environment. In regard to consumer discretionary, we believe that companies within the sector may be lifted by improving economic conditions.

As noted, our pursuit of yield is informed by our risk-managed approach to total return. Reflecting this, the Fund’s portfolio includes a blend of high-yield and investment-grade credits. We have taken a very selective approach to CCC-rated credits. Given our expectation that economic growth may feel stop-and-go, we believe it is particularly important to favor companies that offer the best prospects for reliable debt servicing.

The Fund was leveraged at 28% as of the end of the period, which we believe is a moderate amount. We currently borrow through floating rate bank debt and, given recent low borrowing rates, this has been beneficial to the performance of the Fund. In addition, approximately 15% of our floating rate debt is hedged through interest rate swaps. This is a defensive strategy that we believe mitigates the Fund’s overall exposure to a quick rise in short-term interest rates.

Do you have any closing thoughts for Fund shareholders?

We expect modest global expansion as global monetary conditions remain accommodative, with inflation declining in some countries and non-existent in others. We believe that the U.S. recovery is firmly on track, and we have likely only reached the mid-cycle point. Our outlook for global growth equities remains favorable, and we have positioned the Fund accordingly. In our view, equities continue to offer compelling risk-reward characteristics.

We also have seen an increase in issuance in the global convertible market, which is presenting additional investment opportunities that may allow us to generate income while participating in improvements in the equity markets. We believe this dynamic has the potential to offer our shareholders the income they seek in a closed-end fund vehicle, in addition to the opportunity for capital appreciation.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	9

Schedule of Investments    October 31, 2014

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (31.4%)
	Consumer Discretionary (6.8%)
600,000	Altice, SA* 7.750%, 05/15/22	$630,750
1,150,000	Century Communities, Inc.*m 6.875%, 05/15/22	1,167,250
800,000	Chrysler Group, LLCm 8.000%, 06/15/19	857,500
556,000	Cooper Tire & Rubber Companym 8.000%, 12/15/19	619,940
4,180,000	Dana Holding Corp.m 6.750%, 02/15/21	4,446,475
	DISH DBS Corp.m
1,520,000	5.875%, 07/15/22	1,610,250
1,480,000	5.125%, 05/01/20	1,537,350
900,000	Dufry Finance, SCA*m 5.500%, 10/15/20	929,813
500,000	GameStop Corp.*^ 5.500%, 10/01/19	505,625
959,000	Golden Nugget Escrow, Inc.*m 8.500%, 12/01/21	956,602
	Goodyear Tire & Rubber Companym
4,714,000	8.250%, 08/15/20	5,094,066
1,000,000	7.000%, 05/15/22	1,093,125
438,000	Greektown Holdings, LLC*m 8.875%, 03/15/19	440,464
	Icahn Enterprises, LP
1,286,000	5.875%, 02/01/22m	1,334,225
720,000	6.000%, 08/01/20	758,700
175,000	4.875%, 03/15/19	178,938
2,000,000	Jaguar Land Rover Automotive, PLC*m 8.125%, 05/15/21	2,201,250
	L Brands, Inc.
1,730,000	6.950%, 03/01/33m	1,786,225
165,000	5.625%, 02/15/22	177,169
2,000,000	Liberty Interactive, LLCm 8.500%, 07/15/29	2,217,500
	Meritage Homes Corp.m
1,367,000	7.000%, 04/01/22	1,490,884
800,000	7.150%, 04/15/20	883,000
	Neiman Marcus Group Ltd., LLC*
210,000	8.750%, 10/15/21	225,488
170,000	8.000%, 10/15/21m^	181,156
800,000	Numericable Group, SA* 6.000%, 05/15/22	824,500
1,138,000	Outerwall, Inc.µ 6.000%, 03/15/19	1,127,331
1,710,000	Royal Caribbean Cruises, Ltd.m^ 7.500%, 10/15/27	1,964,362
960,000	Ryland Group, Inc.m 5.375%, 10/01/22	945,600
1,000,000	Service Corp. Internationalm 8.000%, 11/15/21	1,180,000

PRINCIPAL AMOUNT		VALUE
1,000,000	Time, Inc.*m 5.750%, 04/15/22	$980,000
985,000	Viking Cruises, Ltd.* 8.500%, 10/15/22	1,073,650

		39,419,188

	Consumer Staples (0.2%)
330,000	Alphabet Holding Company, Inc. 7.750%, 11/01/17	324,638
836,000	Post Holdings, Inc.m 7.375%, 02/15/22	859,512

		1,184,150

	Energy (7.2%)
1,776,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	1,812,630
1,500,000	Berry Petroleum Companym 6.375%, 09/15/22	1,433,437
400,000	Bill Barrett Corp. 7.000%, 10/15/22	387,750
830,000	Bonanza Creek Energy, Inc.m 6.750%, 04/15/21	833,113
2,500,000	Calfrac Holdings, LP*m 7.500%, 12/01/20	2,554,687
	Calumet Specialty Products Partners, LP
1,000,000	7.625%, 01/15/22m	1,020,000
464,000	6.500%, 04/15/21*	449,500
	Carrizo Oil & Gas, Inc.m
2,500,000	8.625%, 10/15/18	2,615,625
750,000	7.500%, 09/15/20	764,063
2,000,000	Cimarex Energy Companym 5.875%, 05/01/22	2,162,500
1,200,000	Drill Rigs Holdings, Inc.* 6.500%, 10/01/17	1,131,750
900,000	Energy Transfer Equity, LPm 5.875%, 01/15/24	950,063
576,000	Energy XXI Gulf Coast, Inc.* 6.875%, 03/15/24	468,720
3,000,000	Gulfmark Offshore, Inc.m 6.375%, 03/15/22	2,767,500
513,000	Gulfport Energy Corp.* 7.750%, 11/01/20	528,390
	Linn Energy, LLCm
3,000,000	7.750%, 02/01/21	2,960,625
1,000,000	6.250%, 11/01/19‡	945,000
	Oasis Petroleum, Inc.m
1,940,000	6.500%, 11/01/21	2,012,750
1,250,000	6.875%, 01/15/23	1,314,062
1,410,000	Pacific Drilling, SA* 5.375%, 06/01/20	1,269,881
800,000	Petroleum Geo-Services, ASA*m 7.375%, 12/15/18	781,000
327,000	Pioneer Energy Services Corp.* 6.125%, 03/15/22	308,606

10	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2014

PRINCIPAL AMOUNT		VALUE
777,000	Rice Energy, Inc.* 6.250%, 05/01/22	$755,147
4,000,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	4,412,500
1,200,000	Swift Energy Companym 8.875%, 01/15/20	1,165,500
750,000	Trinidad Drilling, Ltd.*m 7.875%, 01/15/19	771,563
4,500,000	W&T Offshore, Inc.m 8.500%, 06/15/19	4,435,312
700,000	Western Refining, Inc.m 6.250%, 04/01/21	704,375

		41,716,049

	Financials (1.8%)
2,335,000	AON Corp.m 8.205%, 01/01/27	3,010,691
520,000	DuPont Fabros Technology, LPm 5.875%, 09/15/21	542,425
360,000	First Cash Financial Services, Inc. 6.750%, 04/01/21	379,800
	Jefferies Finance, LLC*m
1,200,000	7.375%, 04/01/20	1,200,000
694,000	6.875%, 04/15/22	672,312
4,000,000	Neuberger Berman Group, LLC*m 5.875%, 03/15/22	4,260,000
550,000	Nuveen Investments, Inc.*m 9.125%, 10/15/17	587,975

		10,653,203

	Health Care (3.5%)
2,000,000	Alere, Inc. 6.500%, 06/15/20	2,072,500
2,260,000	Community Health Systems, Inc.m 7.125%, 07/15/20	2,452,100
567,000	ConvaTec Finance International, SA* 8.250%, 01/15/19	579,403
1,055,000	Crimson Merger Sub, Inc.*^ 6.625%, 05/15/22	984,447
2,000,000	Endo International, PLC*m 7.000%, 07/15/19	2,108,750
1,500,000	Grifols Worldwide Operations, Ltd.* 5.250%, 04/01/22	1,539,375
2,520,000	Hologic, Inc.m 6.250%, 08/01/20	2,650,725
515,000	Salix Pharmaceuticals, Ltd.*m 6.000%, 01/15/21	557,488
4,000,000	Teleflex, Inc.m 6.875%, 06/01/19	4,202,500
	Valeant Pharmaceuticals International, Inc.*m
1,400,000	7.250%, 07/15/22	1,477,000
1,300,000	7.000%, 10/01/20	1,366,625
600,000	VPII Escrow Corp.*m 6.750%, 08/15/18	639,375

		20,630,288

PRINCIPAL AMOUNT		VALUE

	Industrials (3.9%)
1,935,000	ACCO Brands Corp.m 6.750%, 04/30/20	$2,059,566
1,400,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust* 5.000%, 10/01/21	1,456,875
1,300,000	Deluxe Corp.m 6.000%, 11/15/20	1,346,312
688,000	Dycom Investments, Inc.m 7.125%, 01/15/21	738,310
750,000	Garda World Security Corp.* 7.250%, 11/15/21	750,938
1,530,000	H&E Equipment Services, Inc.m 7.000%, 09/01/22	1,638,056
980,000	Meritor, Inc.m 6.750%, 06/15/21	1,036,350
494,000	Michael Baker Holdings, LLC / Michael Baker Finance Corp.*m 8.875%, 04/15/19	492,456
975,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.*m 8.250%, 10/15/18	1,001,813
1,800,000	Navistar International Corp.m 8.250%, 11/01/21	1,855,125
3,000,000	Rexel, SA*m 6.125%, 12/15/19	3,105,000
1,020,000	Terex Corp.m 6.000%, 05/15/21	1,058,887
1,400,000	United Continental Holdings, Inc.m 6.375%, 06/01/18	1,464,750
4,000,000	United Rentals North America, Inc.m 7.625%, 04/15/22	4,467,500

		22,471,938

	Information Technology (2.8%)
1,050,000	Activision Blizzard, Inc.*m 5.625%, 09/15/21	1,119,563
	Amkor Technology, Inc.
1,900,000	6.375%, 10/01/22m	1,903,562
707,000	6.625%, 06/01/21	716,721
3,300,000	Belden, Inc.*m 5.500%, 09/01/22	3,370,125
825,000	Cardtronics, Inc.* 5.125%, 08/01/22	824,484
2,000,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	2,230,000
1,000,000	Nuance Communications, Inc.*m 5.375%, 08/15/20	1,006,250
500,000	NXP Semiconductors, NV* 5.750%, 02/15/21	529,063
1,210,000	Sungard Data Systems, Inc.m 6.625%, 11/01/19	1,250,838
3,000,000	ViaSat, Inc.m 6.875%, 06/15/20	3,180,000

		16,130,606

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	11

Schedule of Investments    October 31, 2014

PRINCIPAL AMOUNT		VALUE

	Materials (2.7%)
	First Quantum Minerals, Ltd.*
517,000	7.000%, 02/15/21	$508,922
517,000	6.750%, 02/15/20	511,830
3,500,000	FMG Resources*^ 8.250%, 11/01/19	3,648,750
1,950,000	INEOS Group Holdings, SA*m^ 6.125%, 08/15/18	1,970,719
	New Gold, Inc.*m
3,000,000	7.000%, 04/15/20	3,065,625
750,000	6.250%, 11/15/22	735,937
	Sealed Air Corp.*m
1,290,000	8.125%, 09/15/19	1,399,650
420,000	5.250%, 04/01/23	434,437
1,557,000	Trinseo Materials Operating, SCA 8.750%, 02/01/19	1,648,474
1,635,000	United States Steel Corp.^ 6.875%, 04/01/21	1,759,669

		15,684,013

	Telecommunication Services (2.1%)
666,000	CenturyLink, Inc.m 6.750%, 12/01/23	739,899
1,563,000	Frontier Communications Corp.m 7.625%, 04/15/24	1,680,225
	Intelsat, SA^
3,260,000	7.750%, 06/01/21	3,414,850
220,000	8.125%, 06/01/23	234,438
	Sprint Corp.*m
3,635,000	7.875%, 09/15/23	3,921,256
420,000	7.125%, 06/15/24	431,812
305,000	7.250%, 09/15/21	322,538
1,530,000	T-Mobile USA, Inc.m 6.625%, 04/01/23	1,618,931

		12,363,949

	Utilities (0.4%)
1,050,000	AES Corp.m 7.375%, 07/01/21	1,204,219
1,215,000	AmeriGas Finance Corp.m 7.000%, 05/20/22	1,314,478

		2,518,697

	TOTAL CORPORATE BONDS (Cost $177,534,783)	182,772,081

CONVERTIBLE BONDS (29.1%)
	Consumer Discretionary (5.4%)
2,000,000	HomeAway, Inc.*^ 0.125%, 04/01/19	1,940,600
	Jarden Corp.m
2,415,000	1.125%, 03/15/34*^	2,581,116
1,900,000	1.500%, 06/15/19	2,369,994
4,000,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	5,477,600

PRINCIPAL AMOUNT			VALUE
1,550,000		Liberty Media Corp.*m^ 1.375%, 10/15/23	$1,551,674
5,200,000		MGM Resorts Internationalm 4.250%, 04/15/15	6,682,494
1,350,000		Priceline Group, Inc. 1.000%, 03/15/18	1,872,835
670,000		Standard Pacific Corp.m 1.250%, 08/01/32	763,294
1,200,000	EUR	Steinhoff Finance Holding, GmbHm 4.500%, 03/31/18	2,063,445
3,700,000		Tesla Motors, Inc.m 1.250%, 03/01/21	3,510,726
1,400,000	GBP	TUI Travel, PLC 4.900%, 04/27/17	2,685,861

			31,499,639

		Consumer Staples (0.9%)
44,000,000	HKD	Biostime International Holdings, Ltd.m 0.000%, 02/20/19	5,028,406

		Energy (0.6%)
2,000,000		Chesapeake Energy Corp. 2.750%, 11/15/35	2,028,240
1,000,000		Newpark Resources, Inc.m^ 4.000%, 10/01/17	1,241,335

			3,269,575

		Financials (4.5%)
		Ares Capital Corp.m
2,300,000		4.750%, 01/15/18	2,395,162
1,278,000		5.750%, 02/01/16	1,329,708
3,750,000		AYC Finance, Ltd. 0.500%, 05/02/19	4,020,938
4,900,000	EUR	Azimut Holding, S.p.A.m 2.125%, 11/25/20	6,719,009
1,100,000		IAS Operating Partnership, LP*m 5.000%, 03/15/18	1,048,779
3,700,000	EUR	Industrivarden, ABm 1.875%, 02/27/17	4,898,951
1,375,000		MGIC Investment Corp.m 2.000%, 04/01/20	1,974,672
930,000		Portfolio Recovery Associates, Inc. 3.000%, 08/01/20	1,118,976
1,500,000		Prologis, Inc.^ 3.250%, 03/15/15	1,646,527
1,000,000		Starwood Property Trust, Inc.m 4.550%, 03/01/18	1,063,400

			26,216,122

		Health Care (4.7%)
1,757,000		BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	2,071,687
1,805,000		Cepheid*^ 1.250%, 02/01/21	1,979,435

12	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2014

PRINCIPAL AMOUNT			VALUE
1,800,000		Cubist Pharmaceuticals, Inc.^ 1.875%, 09/01/20	$2,103,210
950,000		Emergent Biosolutions, Inc.*m^ 2.875%, 01/15/21	982,975
975,000		Fluidigm Corp.m 2.750%, 02/01/34	910,401
		Illumina, Inc.*
2,100,000		0.000%, 06/15/19	2,329,677
2,000,000		0.500%, 06/15/21^	2,325,740
455,000		Incyte Corp.*m 1.250%, 11/15/20	673,245
1,000,000		Insulet Corp.m 2.000%, 06/15/19	1,159,215
1,000,000		Jazz Investments I, Ltd.*^ 1.875%, 08/15/21	1,149,705
1,080,000		Medidata Solutions, Inc. 1.000%, 08/01/18	1,168,884
		Molina Healthcare, Inc.m
424,000		1.125%, 01/15/20	551,800
241,000		1.625%, 08/15/44*	256,063
1,425,000		Salix Pharmaceuticals, Ltd.m 1.500%, 03/15/19	3,183,208
3,800,000		WellPoint, Inc.m 2.750%, 10/15/42	6,628,891

			27,474,136

		Industrials (1.7%)
593,000		Air Lease Corp.m 3.875%, 12/01/18	858,118
1,250,000		Huron Consulting Group, Inc.*m 1.250%, 10/01/19	1,291,031
485,000,000	JPY	Nidec Corp.m 0.000%, 09/18/15	6,092,632
1,060,000		Trinity Industries, Inc. 3.875%, 06/01/36	1,670,555

			9,912,336

		Information Technology (10.0%)
100,000,000	JPY	Alps Electric Company, Ltd. 0.000%, 03/25/19	1,073,985
2,000,000		AOL, Inc.*m 0.750%, 09/01/19	2,070,290
3,000,000		Ciena Corp.*m^ 3.750%, 10/15/18	3,488,535
1,000,000		Citrix Systems, Inc.*^ 0.500%, 04/15/19	1,045,155
391,000		Electronic Arts, Inc.m 0.750%, 07/15/16	531,789
4,900,000		Epistar Corp.m 0.000%, 08/07/18	5,279,272
1,052,000		Euronet Worldwide, Inc.* 1.500%, 10/01/44	1,067,780
825,000		Finisar Corp. 0.500%, 12/15/33	759,532

PRINCIPAL AMOUNT			VALUE
1,900,000		InvenSense, Inc.*m 1.750%, 11/01/18	$1,827,885
1,500,000		Mentor Graphics Corp.m^ 4.000%, 04/01/31	1,769,235
675,000		Novellus Systems, Inc.m^ 2.625%, 05/15/41	1,529,840
1,800,000		NVIDIA Corp.*m^ 1.000%, 12/01/18	2,043,882
2,450,000		ON Semiconductor Corp.m^ 2.625%, 12/15/26	2,713,657
2,000,000		Palo Alto Networks, Inc.* 0.000%, 07/01/19	2,350,050
300,000		Photronics, Inc. 3.250%, 04/01/16	327,755
3,800,000		Salesforce.com, Inc.m^ 0.250%, 04/01/18	4,497,452
3,200,000		SanDisk Corp.m^ 0.500%, 10/15/20	3,784,000
3,600,000		ServiceNow, Inc.*m^ 0.000%, 11/01/18	4,092,768
		SunEdison, Inc.*m
2,618,000		0.250%, 01/15/20	2,621,390
469,000		2.000%, 10/01/18	699,148
1,393,000		SunPower Corp.*m 0.875%, 06/01/21	1,436,503
975,000		Synchronoss Technologies, Inc.m 0.750%, 08/15/19	1,147,751
2,800,000		Take-Two Interactive Software, Inc.m 1.000%, 07/01/18	3,782,086
		Twitter, Inc.*
950,000		1.000%, 09/15/21^	864,928
950,000		0.250%, 09/15/19m	868,452
1,000,000		Workday, Inc.m 0.750%, 07/15/18	1,320,215
410,000,000	JPY	Yaskawa Electric Corp. 0.000%, 03/16/17	4,985,730

			57,979,065

		Materials (1.3%)
3,450,000		Cemex, SAB de CVm 3.250%, 03/15/16	4,589,535
3,200,000		Glencore Finance Europe, SAm 5.000%, 12/31/14	3,280,790

			7,870,325

		TOTAL CONVERTIBLE BONDS (Cost $162,019,470)	169,249,604

U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
450,000		United States Treasury Note^~ 0.125%, 12/31/14 (Cost $450,000)	450,053

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	13

Schedule of Investments    October 31, 2014

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (6.8%)
		Consumer Staples (0.5%)
16,750		Bunge, Ltd. 4.875%	$1,867,625
10,000		Post Holdings, Inc. 5.250%	839,950

			2,707,575

		Energy (0.9%)
5,006		Chesapeake Energy Corp.*m 5.750%	5,453,411

		Financials (1.8%)
65,000		Affiliated Managers Group, Inc.m 5.150%	4,009,688
19,600		American Tower Corp. 5.250%	2,132,284
29,000		Crown Castle International Corp. 4.500%	2,946,690
23,333		Weyerhaeuser Company 6.375%	1,306,648

			10,395,310

		Industrials (2.0%)
14,800		Genesee & Wyoming, Inc. 5.000%	1,832,684
10,000		Stanley Black & Decker, Inc.^ 6.250%	1,160,300
148,500		United Technologies Corp.m 7.500%	8,667,945

			11,660,929

		Telecommunication Services (0.4%)
43,000		Intelsat, SA 5.750%	2,211,920

		Utilities (1.2%)
55,000		Dominion Resources, Inc. 6.375%	2,769,250
40,000		Exelon Corp.^ 6.500%	2,107,200
35,000		NextEra Energy, Inc.^ 5.799%	1,940,750

			6,817,200

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $37,337,653)	39,246,345

COMMON STOCKS (69.6%)
		Consumer Discretionary (8.5%)
2,600		Amazon.com, Inc.m^#	794,196
38,500		Carnival Corp.m^	1,545,775
28,000		Comcast Corp. - Class A~	1,549,800
27,500	CHF	Compagnie Financière Richemont, SA	2,318,629
100,000		Ford Motor Company^~	1,409,000

NUMBER OF SHARES			VALUE
400,000	AUD	Harvey Norman Holdings, Ltd.m	$1,345,111
14,800		Home Depot, Inc.m^	1,443,296
6,800	KRW	Hyundai Motor Company	1,079,035
13,500		Las Vegas Sands Corp.m	840,510
10,800		McDonald’s Corp.m	1,012,284
65,000		Melco Crown Entertainment, Ltd.^	1,764,100
650,000	HKD	MGM China Holdings, Ltd.	2,089,619
70,000	EUR	Moncler, S.p.A.	971,549
50,000	ZAR	Naspers, Ltd. - Class N	6,236,457
14,600		Nike, Inc. - Class Bm	1,357,362
83,000	JPY	Panasonic Corp.	998,594
60,000	DKK	Pandora, A/S	5,058,691
9,000	EUR	Porsche Automobil Holding, SE	739,011
1,100		Priceline Group, Inc.m#	1,326,831
14,500		Starbucks Corp.m^	1,095,620
15,000		TJX Companies, Inc.m	949,800
33,700	JPY	Toyota Motor Corp.	2,027,972
23,300		Twenty-First Century Fox, Inc.^	803,384
46,800		Walt Disney Companym^	4,276,584
9,000		Whirlpool Corp.m	1,548,450
260,000	GBP	WPP, PLC	5,078,490

			49,660,150

		Consumer Staples (6.6%)
335,000	BRL	AMBEV, SA	2,217,200
23,000	EUR	Anheuser-Busch InBev, NV	2,550,571
71,900	JPY	Asahi Group Holdings, Ltd.	2,230,256
22,000	GBP	British American Tobacco, PLC	1,246,907
39,000		Coca-Cola Companym^	1,633,320
25,000		Costco Wholesale Corp.m	3,334,250
106,500	EUR	Danone	7,277,417
25,400	CAD	Loblaw Companies, Ltd.	1,323,356
24,000		Mondelez International, Inc. - Class A~	846,240
57,350	CHF	Nestlé, SA	4,205,713
11,000	EUR	Pernod Ricard, SA	1,253,030
11,000		Philip Morris International, Inc.m^	979,110
39,000	GBP	SABMiller, PLC	2,205,957
67,000	JPY	Seven & I Holdings Company, Ltd.	2,616,761
32,000		Wal-Mart Stores, Inc.m^	2,440,640
31,000		Walgreen Companym	1,990,820

			38,351,548

		Energy (6.7%)
875,000	GBP	BP, PLC	6,295,544
10,300		Cameron International Corp.m#	613,365
19,500		Chevron Corp.m^	2,339,025
40,000		ConocoPhillipsm^	2,886,000
36,800		Continental Resources, Inc.^#	2,074,416
23,500		Devon Energy Corp.m^	1,410,000

14	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2014

NUMBER OF SHARES			VALUE
95,000	EUR	ENI, S.p.A.	$2,023,966
180,000	CAD	Ensign Energy Services, Inc.	2,031,498
7,350		EOG Resources, Inc.m	698,618
40,500		Exxon Mobil Corp.m^	3,916,755
24,000		Noble Corp., PLC^	502,080
8,000		Paragon Offshore, PLC^	38,960
20,000		Phillips 66m^	1,570,000
82,300	GBP	Royal Dutch Shell, PLC - Class Am	2,939,901
26,700		Schlumberger, Ltd.m^	2,634,222
73,000	CAD	Suncor Energy, Inc.m	2,592,130
74,000	EUR	TOTAL, SA	4,418,045

			38,984,525

		Financials (13.1%)
440,000	GBP	Aberdeen Asset Management, PLC	3,060,035
410,000	HKD	AIA Group, Ltd.	2,287,974
20,500		Allstate Corp.m	1,329,425
9,900		American Express Company^~	890,505
30,200		American International Group, Inc.m^	1,617,814
17,300		Arthur J. Gallagher & Company~	825,210
95,000	AUD	ASX, Ltd.	3,014,096
105,000		Bank of America Corp.m	1,801,800
41,000		Bank of New York Mellon Corp.m	1,587,520
79,000		Blackstone Group, LPm^	2,379,480
73,500		Citigroup, Inc.m	3,934,455
245,000	GBP	Countrywide, PLC	1,799,433
91,000	CHF	Credit Suisse Group, AG	2,424,586
170,000	JPY	Daiwa Securities Group, Inc.	1,343,503
240,000	SGD	DBS Group Holdings, Ltd.	3,452,501
84,700	EUR	Deutsche Annington Immobilien, SE	2,451,802
29,000	EUR	Deutsche Böerse, AG	1,984,855
15,500		Discover Financial Services~	988,590
23,500		First Republic Bank^~	1,196,855
15,900		Franklin Resources, Inc.m^	884,199
11,600		Goldman Sachs Group, Inc.m	2,203,884
19,000		Hartford Financial Services Group, Inc.m^	752,020
256,750	GBP	HSBC Holdings, PLC	2,617,660
77,500		JPMorgan Chase & Companym^	4,687,200
80,000	CHF	Julius Baer Group, Ltd.#	3,507,018
99,000		Manulife Financial Corp.m^	1,878,030
86,477		MetLife, Inc.	4,690,513
103,750		Och-Ziff Capital Management Group, LLC - Class Am	1,143,325
98,000	CAD	Power Financial Corp.	2,870,307
8,500		Prudential Financial, Inc.m^	752,590
17,400		State Street Corp.~	1,313,004
54,500	SEK	Svenska Handelsbanken, AB - Class A	2,605,384
9,650		T. Rowe Price Group, Inc.m^	792,169

NUMBER OF SHARES			VALUE
88,000		Wells Fargo & Companym^	$4,671,920
8,300	CHF	Zurich Insurance Group, AGm	2,511,818

			76,251,480

		Health Care (6.8%)
17,000		Abbott Laboratoriesm	741,030
17,000		AbbVie, Inc.m	1,078,820
13,000		Amgen, Inc.m	2,108,340
23,400		Celgene Corp.m^#	2,505,906
34,250		Eli Lilly and Companym^	2,271,802
11,200		Gilead Sciences, Inc.#	1,254,400
26,700		Johnson & Johnsonm^	2,877,726
42,000		Medtronic, Inc.m^	2,862,720
16,750		Merck & Company, Inc.m^	970,495
55,000	DKK	Novo Nordisk, A/S - Class B	2,486,150
95,800		Pfizer, Inc.m^	2,869,210
25,000	CHF	Roche Holding, AGm	7,377,541
36,000	EUR	Sanofi	3,266,644
10,000		Stryker Corp.^	875,300
27,000	EUR	UCB, SA	2,177,451
18,000		WellPoint, Inc.	2,280,420
12,700		Zimmer Holdings, Inc.	1,412,748

			39,416,703

		Industrials (7.7%)
190,000	CHF	ABB, Ltd.m	4,168,349
36,500	EUR	Airbus Group, NV	2,179,090
54,000	EUR	ALSTOM#	1,884,776
610,000	GBP	BAE Systems, PLC	4,492,200
9,550		Boeing Company^~	1,192,890
7,900		Cummins, Inc.^~	1,154,822
37,300		Eaton Corp., PLC	2,550,947
13,600	JPY	FANUC Corp.	2,396,807
11,000		Fortune Brands Home & Security, Inc.^	475,750
242,500		General Electric Companym^	6,258,925
41,000		Honeywell International, Inc.m^	3,940,920
113,000	HKD	Hutchison Whampoa, Ltd.	1,432,903
75,000	JPY	Komatsu, Ltd.^	1,770,702
160,100	EUR	Koninklijke Philips, NVm	4,476,058
39,177	EUR	Safran, SA	2,481,218
19,000		Union Pacific Corp.m	2,212,550
8,000		United Parcel Service, Inc. - Class B^~	839,280
8,300		United Technologies Corp.m	888,100

			44,796,287

		Information Technology (13.9%)
96,850		Accenture, PLC - Class Am^	7,856,472
128,100		Apple, Inc.m	13,834,800
170,000	GBP	ARM Holdings, PLC	2,406,753
60,000	JPY	Canon, Inc.m	1,840,811

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	15

Schedule of Investments    October 31, 2014

NUMBER OF SHARES			VALUE
29,500	EUR	Cap Gemini, SA	$1,940,987
29,600		eBay, Inc.m^#	1,554,000
18,000		Facebook, Inc. - Class A~#	1,349,820
6,250		Google, Inc. - Class Am^#	3,549,187
6,250		Google, Inc. - Class Cm^#	3,494,250
435,000	SEK	LM Ericsson Telephone Company - Class B	5,140,135
85,000	CHF	Logitech International, SAm	1,203,410
20,000		MasterCard, Inc. - Class Am^	1,675,000
242,000	TWD	MediaTek, Inc.	3,456,476
45,000		Micron Technology, Inc.^#	1,489,050
75,000		Microsoft Corp.m^	3,521,250
6,428		Motorola Solutions, Inc.m^	414,606
20,400	JPY	Nintendo Company, Ltd.m	2,198,671
580,000	EUR	Nokia Corp.	4,846,421
65,000		NXP Semiconductors, NV#	4,462,900
19,900		Oracle Corp.m^	777,095
12,500		QUALCOMM, Inc.m	981,375
16,000		Salesforce.com, Inc.^#	1,023,840
1,660	KRW	Samsung Electronics Company, Ltd.	1,935,796
24,600	EUR	SAP, SE	1,676,132
902,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	3,910,055
123,000	HKD	Tencent Holdings, Ltd.	1,976,890
26,000		Texas Instruments, Inc.^~	1,291,160
250,000	JPY	Yahoo! Japan Corp.^	900,653

			80,707,995

		Materials (2.2%)
64,000	GBP	Anglo American, PLC	1,351,267
154,000	CAD	Barrick Gold Corp.	1,828,242
13,500		Cliffs Natural Resources, Inc.^	151,605
41,000		Dow Chemical Companym^	2,025,400
135,000	CAD	Goldcorp, Inc.m	2,533,384
160,000	AUD	Newcrest Mining, Ltd.m#	1,312,256
51,000	GBP	Rio Tinto, PLCm	2,426,654
280,000	CAD	Yamana Gold, Inc.m	1,115,478

			12,744,286

		Telecommunication Services (3.7%)
187,000		América Móvil, SAB de CV - Series Lm^	4,564,670
50,000		AT&T, Inc.m	1,742,000
96,000	EUR	Orange, SA	1,528,356
17,500	KRW	SK Telecom Company, Ltd.	4,385,482
36,000	JPY	SoftBank Corp.	2,620,779
56,729		Verizon Communications, Inc.	2,847,796
1,176,545	GBP	Vodafone Group, PLC	3,912,550

			21,601,633

NUMBER OF SHARES			VALUE

		Utilities (0.4%)
10,500		Exelon Corp.m	$384,195
45,801	EUR	GDF Suez	1,112,045
29,000	EUR	RWE, AG	1,028,972

			2,525,212

		TOTAL COMMON STOCKS (Cost $458,409,249)	405,039,819

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTION (0.2%) #
		Health Care (0.2%)
1,170		Mylan, Inc. Call, 01/17/15, Strike $45.00 (Cost $651,431)	1,050,075

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENT (2.2%)
12,697,972		Fidelity Prime Money Market Fund - Institutional Class (Cost $12,697,972)	12,697,972

TOTAL INVESTMENTS (139.4%) (Cost $849,100,558)			810,505,949

LIABILITIES, LESS OTHER ASSETS (-39.4%)			(228,881,616)

NET ASSETS (100.0%)			$581,624,333

NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-0.9%) #
		Consumer Discretionary (-0.3%)
(86,000)		MGM Resorts International	(1,999,500)

		Consumer Staples (-0.1%)
(14,700)		Post Holdings, Inc.	(551,250)

		Energy (-0.1%)
(56,377)		Newpark Resources, Inc.	(644,389)

		Information Technology (-0.4%)
(69,800)		Ciena Corp.	(1,169,848)
(40,000)		Mentor Graphics Corp.	(847,600)
(11,520)		Photronics, Inc.	(103,565)

			(2,121,013)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $4,701,516)	(5,316,152)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of

16	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2014

1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

m	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $439,673,769. $108,766,096 of the collateral has been re-registered by one of the counterparties, BNP (see Note 8—Borrowings).

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2014.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for swaps and securities sold short. The aggregate value of such securities is $3,235,403.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar	HKD	Hong Kong Dollar
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	KRW	South Korean Won
CHF	Swiss Franc	SEK	Swedish Krona
DKK	Danish Krone	SGD	Singapore Dollar
EUR	European Monetary Unit	TWD	New Taiwan Dollar
GBP	British Pound Sterling	ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2014

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$561,160,852	69.7%
European Monetary Unit	65,949,801	8.2%
British Pound Sterling	42,519,212	5.3%
Japanese Yen	33,097,856	4.1%
Swiss Franc	27,717,064	3.4%
Canadian Dollar	14,294,395	1.8%
Hong Kong Dollar	12,815,792	1.6%
Swedish Krona	7,745,519	1.0%
Danish Krone	7,544,841	0.9%
South Korean Won	7,400,313	0.9%
New Taiwan Dollar	7,366,531	0.9%
South African Rand	6,236,457	0.8%
Australian Dollar	5,671,463	0.7%
Singapore Dollar	3,452,501	0.4%
Brazilian Real	2,217,200	0.3%
Total Investments Net of Common Stocks Sold Short	$805,189,797	100.0%

Currency exposure may vary over time.

INTEREST RATE SWAP

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	$34,000,000	$(279,473)

					$(279,473)

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	17

Statement of Assets and Liabilities    October 31, 2014

ASSETS
Investments in securities, at value (cost $849,100,558)	$810,505,949
Cash with custodian (interest bearing)	30,960
Restricted cash for short positions (interest bearing)	5,301,021
Foreign currency (cost $1,306)	1,294
Receivables:
Accrued interest and dividends	4,847,125
Prepaid expenses	9,128
Other assets	123,743
Total assets	820,819,220
LIABILITIES
Securities sold short, at value (proceeds $4,701,516)	5,316,152
Unrealized depreciation on interest rate swaps	279,473
Payables:
Notes payable	230,000,000
Investments purchased	2,615,446
Affiliates:
Investment advisory fees	675,370
Deferred compensation to trustees	123,743
Financial accounting fees	7,728
Trustees’ fees and officer compensation	6,551
Other accounts payable and accrued liabilities	170,424
Total liabilities	239,194,887
NET ASSETS	$581,624,333
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$698,644,005
Undistributed net investment income (loss)	(1,293,804)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(76,239,913)
Unrealized appreciation (depreciation) of investments, foreign currency translations, short positions and interest rate swaps	(39,485,955)
NET ASSETS	$581,624,333
Net asset value per common shares based upon 59,006,992 shares issued and outstanding	$9.86

18	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Year Ended October 31, 2014

INVESTMENT INCOME
Interest	$18,455,740
Dividends	16,337,488
Securities lending income	59,453
Dividend taxes withheld	(642,370)
Total investment income	34,210,311

EXPENSES
Investment advisory fees	8,297,679
Interest expense and related fees	1,820,855
Printing and mailing fees	107,273
Financial accounting fees	95,229
Custodian fees	89,615
Accounting fees	66,341
Audit fees	45,537
Trustees’ fees and officer compensation	43,184
Legal fees	37,919
Transfer agent fees	24,535
Registration fees	11,554
Dividend or interest expense on short positions	7,800
Other	77,705
Total expenses	10,725,226
NET INVESTMENT INCOME (LOSS)	23,485,085

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	21,543,111
Purchased options	(807,119)
Foreign currency transactions	(62,670)
Short positions	(568,834)
Interest rate swaps	(1,233,472)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(9,226,313)
Purchased options	458,473
Foreign currency translations	(9,556)
Short positions	1,263,256
Interest rate swaps	1,068,170
NET GAIN (LOSS)	12,425,046
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,910,131

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	19

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31,
	2014	2013
OPERATIONS
Net investment income (loss)	$23,485,085	$19,955,976
Net realized gain (loss)	18,871,016	17,148,865
Change in unrealized appreciation/(depreciation)	(6,445,970)	49,539,607
Net increase (decrease) in net assets applicable to shareholders resulting from operations	35,910,131	86,644,448

DISTRIBUTIONS FROM
Net investment income	(41,580,115)	(36,223,054)
Return of capital	(5,625,479)	(7,678,148)
Net decrease in net assets from distributions	(47,205,594)	(43,901,202)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,295,463)	42,743,246

NET ASSETS
Beginning of year	$592,919,796	$550,176,550
End of year	581,624,333	592,919,796
Undistributed net investment income (loss)	$(1,293,804)	$(845,776)

20	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows    Year Ended October 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$35,910,131
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(260,377,111)
Net proceeds from disposition of short term investments	4,850,162
Purchase of securities to cover securities sold short	(2,830,743)
Proceeds from disposition of investment securities, including purchased options	282,180,836
Proceeds from securities sold short	3,492,096
Amortization and accretion of fixed-income securities	(2,471,785)
Net realized gains/losses from investments, excluding purchased options	(21,543,111)
Net realized gains/losses from purchased options	807,119
Net realized gains/losses from short positions	568,834
Change in unrealized appreciation or depreciation on investments, excluding purchased options	9,226,313
Change in unrealized appreciation or depreciation on purchased options	(458,473)
Change in unrealized appreciation or depreciation on short positions	(1,263,256)
Change in unrealized appreciation or depreciation on interest rate swaps	(1,068,170)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	900,993
Restricted cash for short positions (interest bearing)	(726,339)
Prepaid expenses	(864)
Other assets	(10,721)
Increase/(decrease) in liabilities:
Payables to affiliates	(5,618)
Other accounts payable and accrued liabilities	(37,163)
Net cash provided by/(used in) operating activities	$47,143,130

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(47,205,594)
Net cash provided by/(used in) financing activities	$(47,205,594)
Net increase/(decrease) in cash and foreign currency*	$(62,464)
Cash at beginning of year	$94,718
Cash and foreign currency at end of year	$32,254
Supplemental disclosure
Cash paid for interest and related fees	$1,820,559

*	Includes net change in unrealized appreciation or depreciation on foreign currency of $(12).

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	21

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007. The Fund’s investment objective is to generate a high level of current income with a secondary objective of capital appreciation.

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

22	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2014. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2010 – 2013 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	23

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $123,743 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2014. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2014.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year ended October 31, 2014 were as follows:

Cost of purchases	$258,461,314
Proceeds from sales	271,248,549

The following information is presented on a federal income tax basis as of October 31, 2014. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2014 was as follows:

Cost basis of investments	$854,683,950

Gross unrealized appreciation	80,750,748
Gross unrealized depreciation	(124,928,749)

Net unrealized appreciation (depreciation)	$(44,178,001)

24	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2014, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(26,114,688)
Undistributed net investment income/(loss)	23,272,481
Accumulated net realized gain/(loss) on investments	2,842,207

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the year ended October 31, 2014 will be determined at the end of the Fund’s current fiscal year. Distributions for the year ended October 31, 2014 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013
Distributions paid from:
Ordinary income	$41,580,115	$36,223,054
Return of capital	5,625,479	7,678,148

As of October 31, 2014, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(71,650,427)
Net unrealized gains/(losses)	(45,069,347)

Total accumulated earnings/(losses)	(116,719,774)
Other	(299,898)
Paid-in capital	698,644,005

Net assets applicable to common shareholders	$581,624,333

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2014, the Fund had pre-Act capital loss carryforwards which, if not used, will expire as follows:

2017	$(70,982,505)
2018	(667,922)

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	25

Notes to Financial Statements

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at October 31, 2014. Calamos Advisors owned 14,105 of the outstanding shares at October 31, 2014. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013
Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distributions	—	—

Ending shares	59,006,992	59,006,992

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 6 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.

Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 7 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2014.

26	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Equity Risk.  The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2014, the Fund had outstanding purchased options as listed on the Schedule of Investments.

Interest Rate Risk.  The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 8 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, a counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2014, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	27

Notes to Financial Statements

As of October 31, 2014, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Interest Rate Swaps(1)	$—	$279,473
Options purchased(2)	1,050,075	—

	$1,050,075	$279,473

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of October 31, 2014:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
BNP Paribas, SA	ISDA	$—	$279,473	$250,029	$—	$29,444

		$—	$279,473	$250,029	$—	$29,444

(1)	Generally, the Statement of Assets and Liabilities location for “Interest Rate Swaps” is “Unrealized appreciation (depreciation) on interest rate swaps.”

(2)	Generally, the Statement of Assets and Liabilities location for “Options purchased” is “Investments in securities.”

For the year ended October 31, 2014, the volume of derivative activity for the Fund is reflected below:*

Derivative Type
Options purchased	1,455

*	Activity during the period is measured by opened number of contracts for options purchased.

Note 8 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $127.5 million and a lending agreement (“Lending Agreement”), as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $127.5 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the year ended October 31, 2014, the average borrowings under the Agreements were $230.0 million. For the year ended October 31, 2014, the average interest rate was 0.73%. As of October 31, 2014, the amount of total outstanding borrowings was $230.0 million ($115.0 million under the BNP Agreement and $115.0 under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on October 31, 2014 was 0.79%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It

28	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. As of October 31, 2014, the Fund used approximately $48.0 million of its cash collateral to offset the SSB Agreement, representing 5.9% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.44%, which can fluctuate depending on interest rates.

Note 9 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	29

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$182,772,081	$—	$182,772,081
Convertible Bonds	—	169,249,604	—	169,249,604
U.S. Government and Agency Security	—	450,053	—	450,053
Convertible Preferred Stocks	27,075,671	12,170,674	—	39,246,345
Common Stocks U.S.	194,558,893	—	—	194,558,893
Common Stocks Foreign	17,823,851	192,657,075	—	210,480,926
Purchased Option	1,050,075	—	—	1,050,075
Short Term Investment	12,697,972	—	—	12,697,972

Total	$253,206,462	$557,299,487	$—	$810,505,949

Liabilities:
Common Stocks Sold Short	$5,316,152	$—	$—	$5,316,152
Interest Rate Swap	—	279,473	—	279,473

Total	$5,316,152	$279,473	$—	$5,595,625

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stocks Foreign	$1,312,256	$—	$—	$1,312,256

Total	$1,312,256	$—	$—	$1,312,256

*	Transfer from Level 2 to Level 1 was due to the absence of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

30	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.05	$9.32	$9.06	$9.22	$8.48
Income from investment operations:
Net investment income (loss)*	0.40	0.34	0.35	0.30	0.31
Net realized and unrealized gain (loss)	0.21	1.13	0.62	0.14	1.03
Total from investment operations	0.61	1.47	0.97	0.44	1.34
Less distributions to common shareholders from:
Net investment income	(0.70)	(0.61)	(0.50)	(0.39)	(0.27)
Return of capital	(0.10)	(0.13)	(0.21)	(0.21)	(0.33)
Total distributions	(0.80)	(0.74)	(0.71)	(0.60)	(0.60)
Net asset value, end of year	$9.86	$10.05	$9.32	$9.06	$9.22
Market value, end of year	$9.01	$8.86	$8.51	$7.72	$8.24
Total investment return based on:(a)
Net asset value	7.02%	17.51%	12.07%	5.64%	17.50%
Market value	10.93%	13.46%	20.09%	0.72%	21.32%
Net assets, end of year (000)	$581,624	$592,920	$550,177	$534,735	$543,850
Ratios to average net assets applicable to common shareholders:
Net expenses	1.79%	1.81%	1.98%	1.93%	2.20%
Gross expenses prior to expense reductions and earnings credits	1.79%	1.81%	1.98%	1.93%	2.20%
Net expenses, excluding interest expenses and dividend expense on short positions	1.48%	1.48%	1.50%	1.45%	1.52%
Net investment income (loss)	3.92%	3.54%	3.82%	3.11%	3.55%
Portfolio turnover rate	32%	41%	42%	43%	37%
Average commission rate paid	$0.0269	$0.0196	$0.0122	$0.0136	$0.0121
Asset coverage per $1,000 of loan outstanding(b)	$3,529	$3,578	$3,737	$3,660	$3,847

*	Net investment income allocated based on average shares method.

(a)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Global Dynamic Income Fund

We have audited the accompanying statement of assets and liabilities of Calamos Global Dynamic Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Global Dynamic Income Fund as of October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 17, 2014

32	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustee Approval of the Management Agreement    (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 26, 2014, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2015, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, extent and quality of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) the extent to which economies of scale may apply, and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by Morningstar, an independent third party service provider (“Morningstar”). The performance periods considered by the Board ended on March 31, 2014. The Board considered one-, three-, and five-year performance.

The Board considered that the Fund outperformed its Category median for the one-year period and its performance equaled the Category median for the five-year period, although the Fund underperformed its Category median in the three-year period.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Morningstar, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	33

Trustee Approval of the Management Agreement    (Unaudited)

The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is near the median of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interests of the Fund’s shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund is a closed-end fund, and has therefore had a relatively stable asset base since commencement of operations, and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund.  The Board considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

34	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $10,679,445 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2014.

Under Section 854(b)(2) of the Code, the Fund hereby designates 24.07% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	35

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, age at October 31, 2014, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 74*	Trustee and President (since 1988) Term Expires 2017	25	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

Weston W. Marsh, 64	Trustee (since 2002) Term Expires 2016	25	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 64	Trustee (since 2001) Term Expires 2015	25	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 63	Trustee (since 2002) Term Expires 2017	25	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 70	Trustee (since 2004); Lead Independent Trustee (since 2005) Term Expires 2016	25	Private investor

David D. Tripple, 70	Trustee (since 2006) Term Expires 2015	25	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS ETF Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

36	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is President and CEO of the Fund. The following table sets forth each other officer’s name, age at October 31, 2014, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Gary D. Black, 54	Vice President (since September 2012)	Executive Vice President, Global Co-Chief Investment Officer (since August 2012), CAM, CILLC, Calamos Advisors, and CWM; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (2009-2012); prior thereto, CEO of Janus Capital Group (2006-2009)

Nimish S. Bhatt, 51	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)

Curtis Holloway, 47	Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 49	Vice President (since September 2013)	Executive Vice President, Head of Global Distribution (since April 2013), CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013); prior thereto Head of Strategic Partners Team (2010-2010); prior thereto National Accounts/Retirement Services (2009-2010); prior thereto Vice President, Director of Retirement Services (2008-2009)

J. Christopher Jackson, 63	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (since 2013); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010);

Mark J. Mickey, 63	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Annual Meeting

The Fund held its annual meeting of shareholders on June 25, 2014. The purpose of the annual meeting was to elect two trustees to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. John P. Calamos, Sr. and Mr. WIlliam R. Rybak were nominated for reelection as trustees, and were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES AND ABSTENTIONS
John P. Calamos, Sr.	50,776,276	1,053,270	0
William R. Rybak	50,796,171	1,033,375	0

Messrs. Marsh, Neal, Timbers and Tripple’s terms of office as trustees continued after the meeting.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	37

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

38	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	39

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

40	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2014, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

Computershare

P.O. Box 30170

College Station, TX 77842-3170

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

Washington, DC

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2014 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

CHWANR 3083 2014

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2013	10/31/2014
Audit Fees (a)	$25,727	$25,015
Audit-Related Fees(b)	$20,953	$20,443
Tax Fees(c)	$—	$—
All Other Fees(d)	$—	$—

Total	$46,680	$45,458

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2013	10/31/2014
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Co-Chief Investment Officers and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and Chairman, CEO and Global Co-CIO of CALAMOS ADVISORS and its predecessor company. Gary D. Black became the Executive Vice President and Global Co-CIO of CALAMOS ADVISORS as of August 31, 2012. Mr. Black served as Chief Executive Officer and Chief Investment Officer, and was a Founding Member of Black Capital LLC from July 2009 until August 2012. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013, prior thereto he was a senior strategy analyst between July 2002 and July 2010. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since March 2013 is a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Jeremy Hughes joined CALAMOS ADVISORS in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Hughes was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2008. Steve Klouda joined CALAMOS ADVISORS in 1994 and has been a Co-Portfolio Manager since March 2013. Between July 2002 and March 2013 he was a senior strategy analyst. Christopher Langs joined CALAMOS ADVISORS in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Langs was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2006. Eli Pars joined CALAMOS ADVISORS in May 2013 as a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. Prior thereto, Mr. Pars was President at Mulligan Partners LLC from October 2006 until February 2009. David Kalis joined CALAMOS ADVISORS in February 2013 and has been a Co-Portfolio Manager since March 2013. Previously, he was a Managing Partner at Charis Capital Management LLC from 2010 until 2013. Prior thereto, Mr. Kalis was Senior Vice President, Institutional Asset Management Group at Northern Trust Global Investments from 2006 to 2009.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2014

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	26	21,500,507,441	8	697,392,373	1,746	2,207,575,261
Gary D. Black	26	21,500,507,441	9	728,094,597	1,746	2,207,575,261
John Hillenbrand	21	16,999,227,528	8	697,392,373	1,746	2,207,575,261
Steve Klouda	21	16,999,227,528	8	697,392,373	1,746	2,207,575,261
Jon Vacko	19	16,709,925,560	7	684,695,125	1,746	2,207,575,261
Dennis Cogan	19	16,709,925,560	7	684,695,125	1,746	2,207,575,261
Nick Niziolek	19	16,709,925,560	7	684,695,125	1,746	2,207,575,261
Eli Pars	14	16,453,644,150	3	303,584,261	1,746	2,207,575,261
Jeremy Hughes	7	6,649,027,027	1	12,697,248	0	—
Christopher Langs	7	6,649,027,027	1	12,697,248	0	—
David Kalis	7	9,891,776,096	0	—	1,746	2,207,575,261

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2014

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	969,388,148	0	—	0	—
Gary D. Black	2	969,388,148	1	30,702,224	0	—
John Hillenbrand	2	969,388,148	0	—	0	—
Steve Klouda	2	969,388,148	0	—	0	—
Jon Vacko	2	969,388,148	0	—	0	—
Dennis Cogan	2	969,388,148	0	—	0	—
Nick Niziolek	2	969,388,148	0	—	0	—
Eli Pars	0	—	0	—	0	—
Jeremy Hughes	0	—	0	—	0	—
Christopher Langs	0	—	0	—	0	—
David Kalis	0	—	0	—	0	—

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2014, John P. Calamos, Sr. and Gary D. Black, our Global Co-CIOs, receive all of their compensation from Calamos Advisors. Each has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. Their target bonus is set at a percentage of the respective base salary. Similarly, there is a target for Long-Term Incentive (“LTI”) awards and that target is also set at a percentage of the respective base salaries.

As of October 31, 2014, Jon Vacko, John Hillenbrand, Steve Klouda, Eli Pars, Jeremy Hughes, Christopher Langs, Dennis Cogan, David Kalis and Nick Niziolek receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. LTI awards consist of restricted stock units or a combination of restricted stock units and stock options.

The amounts paid to all portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The portfolio managers’ compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos Advisors. All portfolio managers are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan.

Historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units which vest over periods of time. Unless terminated early, the stock options have a ten-year term. Grants of restricted stock units and stock options must generally be approved by the Compensation Committee of the Board of Directors of Calamos Asset Management, Inc.

The compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2014 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

(a)(4) As of October 31, 2014, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	$100,001-$500,000
Gary Black	None
Dave Kalis	None
Dennis Cogan	None
Nick Niziolek	None
John Hillenbrand	None
Jeremy Hughes	None
Steve Klouda	None
Eli Pars	None
Chris Langs	None
Jon Vacko	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 23, 2014

By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 23, 2014

By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 23, 2014